UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

         Date of Report (Date of earliest event reported): June 8, 2005

                       PowerHouse Technologies Group, Inc
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  333-5278-NY                94-3334052
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number            Identification No.)
     of Incorporation)


                       555 Twin Dolphin Drive, Suite 650,
                         Redwood City, California 94065
                    (Address of Principal Executive Offices)


                                 (650) 232-2600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On June 9, 2005, PowerHouse Technologies Group, Inc. (the "Company") entered into a Secured Convertible Promissory Note ("Note") with certain parties ("Payees") providing for an aggregate $700,000 principal amount loan to the Company. A copy of the form of Note is included as an exhibit to this Form 8-K, and the discussion below is a summary of the material terms of the Note and is qualified in its entirety by the complete text of the document. Principal amounts owing under the Note bear interest at a fixed rate of 12% per annum. The
Note is due and payable on the earlier of (i) August 31, 2005 or (ii) the date of closing of the issuance of securities of the Company to one or more investors for cash in a new transaction following the date of issuance of this Note ("New Financing").

Conversion

      Payees have the right to convert the Note into the New Financing. In the event a Payee elects to convert such Payee's Note into the New Financing, the principal amount of such Note plus accrued and unpaid interest will be converted at a conversion price equal to seventy-five percent (75%) of the price paid by investors for the securities issuable by the Company in the New Financing.

      Additionally, in the event a Payee elects to convert such Payee's Note into the New Financing, the number of shares that will be issuable in the New Financing will equal the quotient obtained by dividing (i) the then outstanding principal amount plus accrued and unpaid interest of such Note, (ii) by the "New Financing Applicable Price". The New Financing Applicable Price shall be seventy-five percent (75%) of the price per share of the Company's Preferred Stock or other securities issued to the investors by the Company in the New Financing.

      Immediately upon consummation of the New Financing, the Company will issue warrants ("Payee Warrants") to the Payees in an amount equal to one hundred fifty percent (150%) of the proportional warrant coverage received by investors ("Investor Warrants") in the New Financing. The Payee Warrants will be in the same form as the Investor Warrants and will contain the same terms as the Investor Warrants, including an exercise price equal to the exercise price set forth in the Investor Warrant. The Payee Warrants will be in addition to any Investor Warrants issued to the Payee upon conversion of the Note in accordance with the terms of the Note.

Board of Director Nomination Right

      Holders of the Notes, voting as a separate class, will have the right to nominate two members of the Company's Board of Directors. The Company's Board of Directors have the right to elect each nominee in accordance with the Company's By-Laws. Acceptance of each nominee will not be unreasonably withheld by the Board of Directors.

Registration Rights

      Pursuant to the terms of the Note the Company is required to enter into a Registration Rights Agreement with the Payees, within 10 business days of the issuance of the Notes, substantially in the form of the Company's Registration Rights Agreement dated as of April 23, 2004, between the Company and the holders of the Company's Series A Senior Convertible Preferred Stock, which would provide the Payees with unlimited piggyback registration rights and one demand registration right beginning 180 days after the issuance of the Notes. A copy of the Company's Registration Rights Agreement is included as an exhibit to this Form 8-K.

Events of Default

      Upon the occurrence of the following events of default under the Note, all outstanding principal and interest under the Note will be immediately due and payable:

   o Any of the Company's property is sequestered by or in consequence of a court order and such order remains in effect for more than 30 days; or

   o any petition against the Company is filed under bankruptcy, receivership or insolvency law.

      The Payee, at its option, may declare all principal and accrued and unpaid interest thereon and all other amounts payable under the Note immediately due and payable upon the following events of default:

   o A receiver, liquidator or trustee of the Company or any substantial part of the Company's assets or properties is appointed by a court order; or

   o  the Company is adjudicated bankrupt or insolvent; or

   o the Company files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law; or

   o the Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of the Company or of all or any part of its property; or

   o an attachment or execution is levied against any substantial part of the Company's assets that is not released within 30 days; or

   o the Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business; or

   o the Company breaches any covenant or agreement on its part contained in the Note or the Series A Senior Preferred Equity Security Agreement in effect on the date of that agreement; or

   o any material inaccuracy or untruthfulness of any representation or warranty of the the Company set forth in the Note or the Series A Senior Preferred Equity Security Agreement in effect on the date of that agreement.

Security Interest

      Pursuant to the terms of the Note, the Company is required to obtain, within 10 business days of the issuance of the Notes, all waivers and consents as may be necessary, or as may be acceptable to the Payees, either to make the Payees a party to, or to grant to the Payees equal rights and interests with the persons and entities listed in the Series A Senior Preferred Equity Security Agreement, dated as of April 23, 2004, ("Security Agreement") as a secured party to the Collateral set forth under the Security Agreement. Upon this action, the Company's obligations under the Note will be secured by a first priority security interest in the assets covered by the Security Agreement. A copy of the Security Agreement is included as an exhibit to this Form 8-K, and this discussion of the Security Agreement is qualified in its entirety by the complete text of the document.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the discussion above at Item 1.01 regarding the Note.



Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

            4.1 Series A Senior Preferred Equity Security Agreement, dated as of April 23, 2004, hereby incorporated by reference from the Company's Form SB-2 filed on August 13, 2004

            10.1  Form of Secured Convertible Promissory Note

            10.2 Company's Registration Rights Agreement, dated as of April 23, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          POWERHOUSE TECHNOLOGIES
                                          GROUP, INC.


Dated:  June 13, 2005               By:      /s/ Jay Elliot
                                          --------------------------------------
                                          Name:  Jay Elliot
                                          Title: Chief Executive Officer

                                  EXHIBIT INDEX


            4.1 Series A Senior Preferred Equity Security Agreement, dated as of April 23, 2004, hereby incorporated by reference from the Company's Form SB-2 filed on August 13, 2004

            10.1  Form of Secured Convertible Promissory Note

            10.2  Company's Registration Rights Agreement